                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) : March 15, 2000




                                CHEC FUNDING, LLC
                                -----------------
               (Exact name of Registrant as Specified in Charter)

Delaware                            333-93255               75-2851805
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(State or Other                     (Commission             (IRS Employer
(Jurisdiction of Incorporation)     File Number)            Identification No.)


                 2728 North Harwood Street, Dallas, Texas        75201
                 -----------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)



       Registrant's telephone number, including area code: (214) 981-5000
                                                           --------------


                                 Not Applicable
                      --------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

CHEC Funding, LLC, as depositor (the "Depositor") registered issuances of Asset-Backed Certificates and Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-93255) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 2000-A to issue $310,000,000 principal amount of Home Equity Loan Asset-Backed Certificates, Series 2000-A (the "Certificates"), on March 15, 2000 (the "Closing Date").

The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2000 (the "Cut-Off Date"), among the Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as a seller and servicer, CHEC Conduit Funding, LLC as a seller and Bank One, National Association, as trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.
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                   4.1     Pooling and Servicing Agreement
                  99.1     Certificate Insurance Policy

                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          CHEC FUNDING, LLC




                                          By:     /s/ Jeffrey B. Upperman
                                                 -----------------------------
                                          Name:  Jeffrey B. Upperman
                                          Title: Vice President


Date: March 23, 2000

                                  EXHIBIT INDEX

Exhibit Number    Description
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      4.1         Pooling and Servicing Agreement
     99.1         Certificate Insurance Policy